SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 23, 2009

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
22619 Pacific Coast Highway Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
April 23, 2009

ITEMS IN FORM 8-K

Item 2.02     Results of Operations and Financial Condition.

On April 23, 2009, we issued a press release announcing our results of operations for the quarter ended March 31, 2009.  A copy of such release is annexed hereto as an exhibit.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number	Description

99.1*	April 23, 2009 Press Release

-----------------------------
* Filed herewith

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 23, 2009	JAKKS PACIFIC, INC.

		By:	/s/ Jack Friedman
Jack Friedman
Chairman and Chief Executive Officer

4

Exhibit Index

Exhibit
Number	Description

99.1*	April 23, 2009 Press Release

-----------------------------
* Filed herewith

5